SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007
JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 398, Jeffersonville, New York 12748

(Address of principal executive offices)
Registrant’s telephone number, including area code: (845) 482-4000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.
On November 14, 2007, Jeffersonville Bancorp issued a press release describing its results of operations for the quarter ended September 30, 2007. That press release is furnished as Exhibit 99.1 to this report.
Item 8.01      Other Information
On November 14, 2007, Jeffersonville Bancorp announced that its board of directors had declared a $0.12 per share dividend for shareholders of record as of the close of business on November 21, 2007, payable on December 3, 2007. In addition, the board of directors declared an extra dividend of $0.02 per share to be paid to those shareholders simultaneously with the regular dividend.
Item 9.01      Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
	No.	Description
	99.1	Press Release dated November 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP
(Registrant)

/s/ Raymond Walter
Raymond Walter
President and Chief Executive Officer

     Date: November 19, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 14, 2007.